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                                                                   EXHIBIT 10.31


                                AMENDMENT NO. 4
         TO THE SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

                  This is Amendment No. 4 (the "Amendment No. 4"), dated as of December __, 2000 (the "Amendment Date"), by and between Lehman Commercial Paper Inc. (the "Buyer"), Bloomfield Acceptance Company, L.L.C. ("BAC"), and Dynex Financial, Inc. ("Dynex", and together with BAC, the "Sellers") to that certain Second Amended and Restated Master Repurchase Agreement dated as of March 15, 2000, as amended by that certain Amendment No. 1 to the Second Amended and Restated Master Repurchase Agreement, dated as of March 16, 2000, as further amended by that certain Amendment No. 2 to the Second Amended and Restated Master Repurchase Agreement, dated as of May 12, 2000, as further amended by that certain Amendment No. 3 to the Second Amended and Restated Master Repurchase Agreement, dated as of November 16, 2000 (together the "Existing Repurchase Agreement").

                              W I T N E S S E T H

                  WHEREAS, the Sellers and the Buyer have agreed, subject to the terms and conditions of this Amendment No. 4 that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

                  Accordingly, the Sellers and the Buyer hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

1.       Repurchase Date,

(a) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of Final Repurchase Date in its entirety and replacing it with the following language:

                  "Final Repurchase Date" shall mean February 28, 2001 or such earlier date to which it may be accelerated pursuant to
                  Section 8 of this Agreement.


(b) Exhibit I, Part 3 of the Existing Repurchase Agreement is hereby amended by providing that (i) the Final Repurchase Date for all Loan Types shall be February 28, 2001, (ii) the Total Committed Amount shall be $95,000,000 and (iii) the Maximum Aggregate Term with respect to all Loan Types shall be the earlier of (A) the date 180 days after the related Purchase Date, and (B) the Final Repurchase Date.

(c) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of Maximum Aggregate Term in its entirety and replacing it with the following language:


                  "Maximum Aggregate Term" shall mean, with respect to each Loan, the earlier of (a) the date 180 days after the related Purchase Date, and (b) the Final Repurchase Date.
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2.       Applicable Purchase Price Percentage and Applicable Collateral
         Maintenance Percentages.

         Exhibit I, Part 2 of the Existing Repurchase Agreement is hereby amended by providing that, with respect to each Loan subject to a Transaction, the Applicable Purchase Price Percentage and Applicable Collateral Maintenance Percentage shall be as follows:

         (a) With respect to the period from the related Purchase Date to the date which is 90 days after the related Purchase Date, the Applicable Purchase Price Percentage shall be 80% and the Applicable Collateral Maintenance Percentage shall be 125%.

         (b) With respect to the period from the date which is 91 days after the related Purchase Date to the date which is 180 days after the related Purchase Date, the Applicable Purchase Price Percentage shall be 70% and the Applicable Collateral Maintenance Percentage shall be 142.857%

3. Financial Covenants Section 13 of the Existing Repurchase Agreement is hereby amended by:

         (a) deleting the existing Section 13(a)(xiv) in its entirety and replacing it with the following language:

                  (xiv) Guarantor's Tangible Net Worth shall at any time be less than $15,000,000;

         (b)      deleting Section 13(a)(xv) in its entirety:

4. Conduit and Credit Lease Mortgage Loans. From and after the Amendment Effective Date, the Buyer and the Seller shall not enter into any further Transactions with respect to Conduit Mortgage Loans, Credit Lease Mortgage Loans, Interim Mortgage Loans, Bridge Mortgage Loans or Floorplan Mortgage Loans.

5. Concentration Percentages. Exhibit I. Part 3 is hereby amended to provide that the aggregate outstanding principal amount of Loans which have been subject to Transactions hereunder for more than 90 days but less than 180 days is not greater than 50% of the aggregate outstanding principal amount of Loans subject to Transactions hereunder.

6. Effective Date. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

         (a) On the Amendment Effective Date, the Buyer shall have received the following, each of which shall be satisfactory to the Buyer:

                  (i) this Amendment, executed and delivered by a duly authorized officer of each of the Sellers and the Buyer;
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                  (ii)     payment of the Extension Fee by the Seller to the
                           Buyer, in an amount equal to $250,000; and

                  (iii) other documents as the Buyer or counsel to the Buyer may reasonably request.

         (b) On the Amendment Effective Date, (i) each Seller shall be in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement, as amended by this Amendment No. 4 on its part to be observed or performed, (ii) the representations and warranties made and restated by each Seller shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default shall have occurred and be continuing on such date.

7. Partial Refund of Extension Fee. In the event that the Seller shall have repurchased all of the Loans subject to then outstanding Transactions on or prior to January 31, 2001, the Buyer shall refund to the Seller an amount equal to $150,000.

8. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

9. This Amendment No. 4 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10. This Amendment No. 4 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

11. This Amendment No. 4 shall inure to the benefit of and be binding upon the Buyer and the Sellers under the Existing Repurchase Agreement, and their respective successors and permitted assigns.


                    [Signatures Commence on Following Page]


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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   LEHMAN COMMERCIAL PAPER INC.

                                   Buyer

                                   By:  /s/ Francis X. Gilhool
                                      --------------------------
                                   Name:  Francis X. Gilhool
                                        ------------------------
                                   Title: Authorized Signatory
                                         -----------------------


                                   BLOOMFIELD ACCEPTANCE COMPANY,
                                   L.L.C.


                                   Seller


                                   By:
                                      --------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------



                                   DYNEX FINANCIAL, INC.

                                   Seller

                                   By:
                                      --------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------


                                   BINGHAM FINANCIAL SERVICES
                                   CORPORATION

                                   Seller

                                   By:
                                      --------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------

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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   LEHMAN COMMERCIAL PAPER INC.

                                   Buyer

                                   By:
                                      ------------------------------
                                   Name:
                                        ----------------------------
                                   Title:
                                         ---------------------------


                                   BLOOMFIELD ACCEPTANCE COMPANY,
                                   L.L.C.


                                   Seller


                                   By:  /s/ Ronald A. Klein
                                      ------------------------------
                                   Name:  Ronald A. Klein
                                        ----------------------------
                                   Title:  MGR
                                         ---------------------------



                                   DYNEX FINANCIAL, INC.

                                   Seller

                                   By:  /s/ Ronald A. Klein
                                      ------------------------------
                                   Name:  Ronald A. Klein
                                        ----------------------------
                                   Title:  Chairman
                                         ---------------------------


                                   BINGHAM FINANCIAL SERVICES
                                   CORPORATION.

                                   Seller

                                   By:  /s/ W. Anderson Geater, Jr.
                                      ------------------------------
                                   Name:  W. Anderson Geater, Jr.
                                        -----------------------------
                                   Title:  Chief Financial Officer
                                         ----------------------------